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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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       Date of Report (Date of earliest event reported): January 10, 2005





                          BOSTON SCIENTIFIC CORPORATION
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               (Exact name of registrant as specified in charter)


          DELAWARE                       1-11083                 04-2695240
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(State or other jurisdiction           (Commission             (IRS employer
      of incorporation)                file number)          identification no.)


      ONE BOSTON SCIENTIFIC PLACE, NATICK, MASSACHUSETTS        01760-1537
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           (Address of principal executive offices)             (Zip code)


       Registrant's telephone number, including area code: (508) 650-8000





Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the fling obligation of the registrant under any of the following provisions:

[_] Written communication pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

            On January 10, 2005, Boston Scientific Corporation (the "Company") issued a press release announcing preliminary, unaudited sales results for the fourth quarter and for the year ended December 31, 2004. A copy of the release is furnished with this report as Exhibit 99.1.

            The information in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

            99.1 Press Release issued by Boston Scientific Corporation dated January 10, 2005
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                                    SIGNATURE


     Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                BOSTON SCIENTIFIC CORPORATION


Date: January 10, 2005          By: /s/ Lawrence J. Knopf
                                    ------------------------------
                                    Lawrence J. Knopf
                                    Vice President and Assistant General Counsel
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                                INDEX TO EXHIBITS

Exhibit
Number    Description
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 99.1     Press Release issued by Boston Scientific Corporation dated January
          10, 2005